UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2005 (May 4, 2005)

HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-22908	65-0385686
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida  33431

(Address of Principal Executive Office)(Zip Code)

Registrant’s telephone number, including area code  (561) 998-8000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01

Changes in Registrant’s Certifying Accountant.

On May 4, 2005, Hollywood Media Corp. (the “Company”) was informed by Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm, that E&Y will resign as the Company’s independent registered public accounting firm following completion of services related to the review of the Company’s interim financial statements for the quarter ended March 31, 2005. The Company’s Audit Committee is currently in the process of seeking the engagement of a new independent registered public accounting firm.

The reports of E&Y on the Company’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that in connection with E&Y’s report on the financial statements for the year ended December 31, 2003 included in the Company’s Form 10-K, certain information contained in the financial statements for the year ended December 31, 2001, which were audited by other auditors who had ceased operations, was excluded from the scope of work performed by E&Y.

During the fiscal years ended December 31, 2004 and 2003 and through May 4, 2005, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report.

During the fiscal years ended December 31, 2004 and 2003 and through May 4, 2005, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except as described below:

•

In the Company’s Amendment No. 1 to its Annual Report on Form 10-K/A, which the Company filed with the Securities and Exchange Commission on May 2, 2005, Management’s Annual Report on the Internal Control over Financial Reporting stated, and E&Y’s report on internal controls reiterated, that because of the material weaknesses disclosed in those reports, the Company’s internal control over financial reporting was not effective as of December 31, 2004, based on the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control — Integrated Framework. The Company and E&Y identified six material weaknesses in the Company’s system of internal control over financial reporting, which are more fully described in Item 9A of the Company’s Form 10-K/A and can be summarized as including: (i) ineffective entity level controls as defined in the COSO framework; (ii) insufficient controls over the Company’s financial statement close process; (iii) insufficient internal controls over the Company’s Broadway ticketing division; (iv) insufficient internal controls over accounting for internally developed software costs; (v) insufficient internal controls over accounting for income taxes; and (vi) certain other insufficient internal controls over various accounting processes which, although individually would not have constituted a material weakness, when combined, constitute a material weakness.

•

In a letter to the Audit Committee of the Board of Directors of the Company dated March 26, 2004, E&Y reported that, in connection with its audit of the consolidated financial statements of the Company for the year ended December 31, 2003, it noted that there were insufficient internal controls over the Company’s Broadway ticketing division that E&Y considered to be a material weakness.

The Company has provided E&Y with a copy of the disclosures made in this Form 8-K prior to the filing of this Form 8-K and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above disclosures. A copy of that letter, dated May 10, 2005, is filed as Exhibit 16.1 to this Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.

Description

16.1

Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.

By:	/s/ MITCHELL RUBENSTEIN
Name:	Mitchell Rubenstein
Title:	Chairman and Chief Executive Officer

Date:  May 10, 2005

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